UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: December 31, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

RARE GLOBAL INFRASTRUCTURE VALUE FUND

FORM N-Q

DECEMBER 31, 2017

RARE GLOBAL INFRASTRUCTURE VALUE FUND

Schedule of investments (unaudited)	December 31, 2017

SECURITY	SHARES	VALUE
COMMON STOCKS - 95.9%
CONSUMER DISCRETIONARY - 5.8%
Media - 5.8%
Eutelsat Communications SA	39,240	$906,008	(a)
SES SA FDR	49,962	778,551	(a)(b)

TOTAL CONSUMER DISCRETIONARY		1,684,559

ENERGY - 14.3%
Oil, Gas & Consumable Fuels - 14.3%
Cheniere Energy Inc.	17,909	964,221	*
Enbridge Inc.	46,575	1,821,501
Kinder Morgan Inc.	36,028	651,026
Williams Cos. Inc.	24,561	748,865

TOTAL ENERGY		4,185,613

INDUSTRIALS - 36.8%
Construction & Engineering - 4.5%
Vinci SA	13,072	1,333,697	(a)

Road & Rail - 10.8%
Central Japan Railway Co.	1,028	183,975	(a)
East Japan Railway Co.	12,205	1,189,879	(a)
Genesee & Wyoming Inc., Class A Shares	8,079	636,060	*
GMexico Transportes SAB de CV	355,300	535,773	*
Union Pacific Corp.	4,643	622,626

Total Road & Rail		3,168,313

Transportation Infrastructure - 21.5%
Aena SME SA	3,729	754,909	(a)
Aeroports de Paris	3,330	632,647	(a)
Atlantia SpA	54,818	1,729,184	(a)
Beijing Capital International Airport Co., Ltd., Class H Shares	88,000	132,369	(a)
China Merchants Port Holdings Co., Ltd.	194,000	507,739	(a)
DP World Ltd.	15,368	384,200
Getlink, Registered Shares	89,985	1,157,314	(a)
OHL Mexico SAB de CV	255,801	417,088
Transurban Group	48,582	471,173
Transurban Group	10,966	106,142	(a)

Total Transportation Infrastructure		6,292,765

TOTAL INDUSTRIALS		10,794,775

REAL ESTATE - 4.9%
Equity Real Estate Investment Trusts (REITs) - 4.9%
Crown Castle International Corp.	12,971	1,439,911

UTILITIES - 34.1%
Electric Utilities - 10.9%
Iberdrola SA	79,593	615,942	(a)
NextEra Energy Inc.	2,854	445,766
PG&E Corp.	9,435	422,971
Spark Infrastructure Group	653,279	1,277,528	(a)
Transmissora Alianca de Energia Eletrica SA	68,900	442,066	(a)

Total Electric Utilities		3,204,273

Gas Utilities - 2.5%
APA Group	39,055	253,461	(a)
Infraestructura Energetica Nova SAB de CV	100,607	492,226

Total Gas Utilities		745,687

Independent Power and Renewable Electricity Producers - 6.6%
EDP Renovaveis SA	84,829	709,146	(a)
Electric Power Development Co., Ltd.	15,540	418,762	(a)
NRG Yield Inc., Class C Shares	15,644	295,672
Pattern Energy Group Inc.	24,273	521,627

Total Independent Power and Renewable Electricity Producers		1,945,207

See Notes to Schedule of Investments.

RARE GLOBAL INFRASTRUCTURE VALUE FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2017

SECURITY		SHARES	VALUE
Multi-Utilities - 6.1%
National Grid PLC		83,750	$983,811	(a)
SCANA Corp.		9,446	375,762
Sempra Energy		3,875	414,315

Total Multi-Utilities			1,773,888

Water Utilities - 8.0%
Pennon Group PLC		83,928	883,366	(a)
Severn Trent PLC		15,265	445,396	(a)
United Utilities Group PLC		89,348	1,000,016	(a)

Total Water Utilities			2,328,778

TOTAL UTILITIES			9,997,833

TOTAL COMMON STOCKS (Cost - $28,330,813)			28,102,691

PREFERRED STOCKS - 1.8%
UTILITIES - 1.8%
Electric Utilities - 0.9%
Companhia de Transmissao de Energia Eletrica Paulista		13,500	271,741	(a)

Independent Power and Renewable Electricity Producers - 0.9%
Companhia Energetica de Sao Paulo, Class B Shares		65,200	259,123	(a)

TOTAL PREFERRED STOCKS (Cost - $590,604)			530,864

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $28,921,417)			28,633,555

	RATE
SHORT-TERM INVESTMENTS - 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $619,447)	1.219%	619,447	619,447

TOTAL INVESTMENTS - 99.8% (Cost - $29,540,864)			29,253,002
Other Assets in Excess of Liabilities - 0.2%			49,542

TOTAL NET ASSETS - 100.0%			$29,302,544

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation used in this schedule:

FDR — Fiduciary Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

RARE Global Infrastructure Value Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Consumer Discretionary	—	$1,684,559	—	$1,684,559
Industrials	$3,066,920	7,727,855	—	10,794,775
Utilities	2,968,339	7,029,494	—	9,997,833
Other Common Stocks	5,625,524	—	—	5,625,524
Preferred Stocks	—	530,864	—	530,864

Total Long-Term Investments	11,660,783	16,972,772	—	28,633,555

Short-Term Investments†	619,447	—	—	619,447

Total Investments	$12,280,230	$16,972,772	—	$29,253,002

†	See Schedule of Investments for additional detailed categorizations.

For the period ended December 31, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At December 31, 2017, securities valued at $16,972,772 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	February 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	February 23, 2018

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	February 23, 2018